UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2017

Two Rivers Water & Farming Company

(Exact Name of Registrant as Specified in Charter)

Colorado	000-51139	13-4228144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 South Parker Rd. Suite 140, Aurora, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 221-1000

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07

Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders was held on September 7, 2017. The stockholders: (1) elected all of the Company’s nominees as directors; (2) ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm; (3) increase the number of authorized shares from 100 million to 200 million and (4) approved the non-binding, advisory resolution on executive compensation.

PROPOSALS:

Proposal 1: Election of Directors

The following directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified: Wayne Harding, Samuel Morris, Michael Harnish, James Cochran, T. Keith Wiggins and Christopher Bragg.

Voting results:

Name	FOR	WITHHELD
WAYNE E. HARDING III	8,068,982	1,032,405
SAMUEL MORRIS	9,029,197	612,190
MICHAEL W. HARNISH	9,029,247	612,140
JAMES COCHRAN	9,027,119	614,268
T. KEITH WIGGINS	9,026,969	614,418
CRISTOPHER BRAGG	9,026,969	614,418

Results: The Board slate that was recommended by the Company’s Nominating Committee is elected to serve until the next annual meeting.

Proposal 2: To ratify appointment of auditors, Eide Bailly, LLP

Voting results:

FOR	AGAINST	ABSTAIN
22,019,156	492,834	52,918

Results: Passed

Proposal 3: To increase the number of authorized shares from 100 million to 200 million.

FOR	AGAINST	ABSTAIN
18,546,412	3,504,015	514,481

Results: Passed

Proposal 4: Approval, on an advisory basis, the compensation of Wayne Harding, as disclosed pursuant to Item 402 of Regulation S-K and in the December 31, 2015 Form 10K under “Executive Compensation”.

Voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,337,152	1,408,527	256,008	12,923,521

Results: Passed

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
99.1	Shareholder presentation dated September 7, 2017*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY
(Registrant)

Dated: September 12, 2017	By:	/s/ Bill Gregorak
Bill Gregorak
Secretary, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Shareholder Presentation Issued by Two River Water & Farming Company on September 7, 2017.